                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________


                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JULY 7, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)



                                 CERTEGY INC.
               ------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


         GEORGIA                   001-16427                     58-2606325
      --------------          ----------------------        ------------------
     (State or Other         (Commission File Number)        (I.R.S. Employer
     Jurisdiction of                                        Identification No.)
     Incorporation)

                    555 NORTH POINT CENTRE, EAST, SUITE 300
                          ALPHARETTA, GEORGIA  30022
             -------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)

                                (678) 867-8000
              --------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.    Other Events.

     On July 7, 2001 (the "Distribution Date"), Equifax Inc. ("Equifax"), the sole shareholder of Certegy Inc. ( the "Registrant"), distributed 69,668,466 shares of the Registrant's common stock (the "Distribution") to shareholders of record of Equifax's common stock as of 5 p.m., Atlanta, Georgia, time, on June 27, 2001 (the "Record Date"), which shares constituted all of the Registrant's issued and outstanding shares as of the Distribution Date. The Distribution was made pursuant to the terms of the Distribution Agreement, Plan of Reorganization and Distribution dated as of June 30, 2001, by and between Equifax and the Registrant, a copy of which is filed as Exhibit 2.1 to this Report and incorporated herein by reference (the "Distribution Agreement").

     As a result of the Distribution, the Registrant is no longer wholly owned by Equifax and is now an independent public company. Shares of the Registrant's common stock, which had been traded on a "when issued" basis on the New York Stock Exchange under the symbol "CEY wi" since June 20, 2001, began regular way trading on July 9, 2001 on the New York Stock Exchange under the symbol "CEY."

     The Registrant and Equifax were separated for accounting purposes as of 11:59 p.m., Atlanta, Georgia, time on June 30, 2001, and have entered into certain agreements governing the relationship between the Registrant and Equifax after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution. Copies of these agreements are filed as Exhibits 2.1, and 99.1 to 99.6 to this Report and are incorporated herein by reference.

     On June 29, 2001, the Registrant entered into a Rights Agreement with SunTrust Bank, as Rights Agent (the "Rights Agreement"), pursuant to which the Registrant distributed one right (a "Right") for each share of Registrant's common stock distributed in the Distribution. Each Right initially represents the right to purchase one share of the Registrant's common stock at an exercise price of $125, upon the terms and subject to the conditions of the Rights Agreement. The description and terms of the Rights are set forth in the Rights Agreement filed as Exhibit 4.3 to this Report, which is incorporated herein by reference.

     Additional information concerning the Distribution, Certegy, and the Rights Agreement is contained in the Registrant's Registration Statement on Form 10 dated April 3, 2001, as amended, and declared effective by the Securities and Exchange Commission on June 12, 2001 (File No. 1- 16427) under the Securities Exchange Act of 1934.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) Financial Statements of Businesses Acquired.

           None.

       (b) Pro Forma Financial Information.

           None.

       (c) Exhibits.

           The following exhibits are filed with this Report:

Exhibit No.                                        Description
-----------      -------------------------------------------------------------------------------
 2.1             Distribution Agreement, Plan of Reorganization and Distribution dated as of
                 June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 4.1             Amended and Restated Articles of Incorporation of Certegy Inc.

 4.2             Amended and Restated Bylaws of Certegy Inc.

 4.3             Rights Agreement dated as of June 29, 2001, by and between Certegy Inc. and
                 SunTrust Bank, as Rights Agent

 99.1            Tax Sharing and Indemnification Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.2            Employee Benefits Agreement dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.

 99.3            Intercompany Data Purchase Agreement dated as of June 30, 2001, by and between
                 Equifax Inc. and Certegy Inc.

 99.4            Transition Support Agreement dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.

 99.5            Intellectual Property Agreement dated as of June 30, 2001, by and between
                 Equifax Inc. and Certegy Inc.

 99.6            Agreement Regarding Leases dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              CERTEGY INC.
                              (Registrant)


                              By: /s/ Bruce S. Richards
                              -------------------------
                              Name:  Bruce S. Richards
                              Title: Corporate Vice President, General Counsel
                                     and Secretary

Dated:  July 20, 2001

                                   EXHIBITS

Exhibit No.      Description
----------       -----------
 2.1             Distribution Agreement, Plan of Reorganization and Distribution dated as of
                 June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 4.1             Amended and Restated Articles of Incorporation of Certegy Inc.

 4.2             Amended and Restated Bylaws of Certegy Inc.

 4.3             Rights Agreement dated as of June 29, 2001, by and between Certegy Inc. and
                 SunTrust Bank, as Rights Agent

 99.1            Tax Sharing and Indemnification Agreement dated as of June 30, 2001, by and between Equifax Inc. and Certegy Inc.

 99.2            Employee Benefits Agreement dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.

 99.3            Intercompany Data Purchase Agreement dated as of June 30, 2001, by and between
                 Equifax Inc. and Certegy Inc.
 99.4            Transition Support Agreement dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.

 99.5            Intellectual Property Agreement dated as of June 30, 2001, by and between
                 Equifax Inc. and Certegy Inc.

 99.6            Agreement Regarding Leases dated as of June 30, 2001, by and between Equifax
                 Inc. and Certegy Inc.